                                                                EXHIBIT 10.12(a)

                                                                  EXECUTION COPY

                SECOND AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT

      This SECOND AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT (this "AMENDMENT") dated as of October 14, 2004, is by and among AMERIGAS PROPANE PARTS & SERVICE, INC., a Pennsylvania corporation, AMERIGAS EAGLE PROPANE, INC. (formerly Columbia Propane Corporation), a Delaware corporation and AMERIGAS EAGLE HOLDINGS, INC. (formerly CP Holdings, Inc.), a Delaware corporation (each an "ASSIGNOR"; collectively the "ASSIGNORS"), WACHOVIA BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the "COLLATERAL AGENT") and MELLON BANK, N.A., as cash collateral sub-agent (in such capacity, the "CASH COLLATERAL SUB-AGENT").

                                   WITNESSETH:

      WHEREAS, the Assignors, Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) ("BofA") and the Cash Collateral Sub-Agent are parties to that certain Subsidiary Security Agreement, dated as of April 19, 1995, as amended by that certain First Amendment to Subsidiary Security Agreement, dated as of July 31, 2001 (as amended, the "SECURITY AGREEMENT");

      WHEREAS, on August 28, 2003 and pursuant to Section 12 of that certain Intercreditor and Agency Agreement dated as of April 19, 1995 among AmeriGas Propane, L.P. (the "COMPANY"), AmeriGas Propane, Inc., Petrolane Incorporated, BofA and the other parties thereto (as amended, supplement, assigned or otherwise modified from time to time pursuant to the terms thereof, the "INTERCREDITOR AGREEMENT"), BofA resigned as collateral agent and the Collateral Agent was appointed as successor collateral agent to BofA; and

      WHEREAS, the Assignors have requested that the Collateral Agent agree to certain modifications to the terms of the Security Agreement, and the Collateral Agent has agreed to make such modifications on the terms and conditions set forth in this Amendment.

      NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Definitions; Incorporation of Recitals. Except as otherwise defined in this Amendment, capitalized terms used herein and not otherwise defined herein have the meanings ascribed thereto in the Security Agreement. Each of the above recitals is incorporated herein and made a part hereof.

      SECTION 2. Amendment to Section 2.10(a) of the Security Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Security Agreement shall be amended as follows by deleting Section 2.10(a) of the Security Agreement and replacing it with the following:

      "2.10. Cash Management System; Deposits to the Cash Concentration Account.
      (a) Each Assignor has established a cash management system whereby each Assignor and each of its subsidiaries that is a Restricted Subsidiary have established various local depository accounts and various local disbursement accounts (each, a "LOCAL ACCOUNT"; collectively, the "LOCAL ACCOUNTS") into which cash, checks, drafts, securities, certificates and instruments (the "COLLECTED FUNDS") received by such Assignor and such subsidiaries (and not otherwise deposited directly into the Cash Concentration Account) shall be deposited on each Business Day that such Collected Funds exceed $5,000 or no later than the last Business Day of each calendar week, if no such deposits have been made in such calendar week. The Collected Funds held in any Local Account shall be transferred through the automated clearing-house system to the Cash Concentration Account on each Business Day that such Collected Funds in such Local Account exceed $5,000 or no later than the last Business Day of each calendar week, if no such transfers have been made in such calendar week."

      SECTION 3. Assignors' Representations and Warranties. Each Assignor represents and warrants to the Collateral Agent that after giving effect to the amendments provided for herein: (a) the representations and warranties set forth in Article II of the Security Agreement are true and correct in all material respects on the date hereof as if made on and as of the date hereof (except to the extent such representations and warranties expressly are limited to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date) and as if each reference in said Article II to "this Agreement" includes reference to the Security Agreement as amended by this Amendment; (b) no General Default or General Event of Default has occurred and is continuing on the date hereof and (c) there are no set-offs or defenses against the Security Agreement as amended by this Amendment or any other Loan Document (as such term is defined in that certain Credit Agreement, dated as of August 28, 2003, by among the Company, as Borrower, General Partner, as guarantor, Petrolane, as guarantor, Wachovia Bank, National Association, as administrative agent and the banks a party thereto (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "CREDIT AGREEMENT")), Note Agreement or Parity Debt Agreement.

      SECTION 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

      4.01. Execution. This Amendment shall have been executed and delivered by each Assignor, the Collateral Agent and the Cash Collateral Sub-Agent.

      4.02. Direction Notice. The Collateral Agent shall have received a Direction Notice, in form and substance satisfactory to the Collateral Agent, from the Requisite Percentage with respect to, among other things, the amendment to the Security Agreement and the General Security Agreement.

      4.03 Documents. The Collateral Agent shall have received the following documents, each of which shall be in form and substance satisfactory to the Collateral Agent:

            (a) Resolutions; Incumbency.

                  (i) Copies of corporate or partnership authorizations for each
            Assignor authorizing the transactions contemplated hereby to which it is a party, certified as of the date hereof by the Secretary or an Assistant Secretary of such Assignor; and

                  (ii) A certificate of the Secretary or Assistant Secretary of each Assignor certifying the names and true signatures of its officers authorized to execute, deliver and perform, as applicable, on behalf of such Person, this Amendment.

            (b) Legal Opinions. An opinion of Morgan, Lewis & Bockius LLP, special counsel for the Assignors, in form and substance reasonably satisfactory to the Collateral Agent.

            (c) Amendment to Credit Agreement. A copy of the Amendment No. 1 to Credit Agreement executed by the Company, General Partner, Petrolane, Wachovia Bank, National Association, as administrative agent and each of the banks listed therein.

            (d) Other Documents. Such other approvals, opinions, documents or materials as the Collateral Agent may reasonably request.

      4.03. Fees. Receipt by Collateral Agent of all fees and disbursements of counsel of the Collateral Agent incurred in connection with this Amendment.

      SECTION 5. Expenses. The Assignors shall pay (a) all out-of-pocket expenses of the Collateral Agent (including reasonable fees and disbursements of counsel for the Collateral Agent) in connection with the preparation of this Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof; and (b) if a General Event of Default occurs, all out-of-pocket expenses incurred by the Collateral Agent and each of the holders of Parity Debt, including fees and disbursements of counsel of the Collateral Agent and each holder of Parity Debt, in connection with such General Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Security Agreement as amended by this Amendment, and the Parity Debt Agreements and the other Loan Documents (as such term is defined in the Credit Agreement).

      SECTION 6. Miscellaneous.

      (a) General. References (i) in the Security Agreement (including references to the Security Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder," "hereof" and words of like import referring to the Security Agreement); (ii) in the Credit Agreement to "the Subsidiary Security Agreement"; (iii) in the other Security Documents and Parity Debt Agreements to "the Subsidiary Security Agreement"; and (iv) indirect references such as "thereunder," "thereof" and words of like import referring to the Security Agreement, shall be deemed to be references to the Security Agreement as amended by this Amendment. This Amendment shall be a "Security Document" under the Intercreditor Agreement.

      (b) Ratification. Except as herein provided, the Security Agreement, the Parity Debt Agreements and all other Security Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

      (c) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                    AMERIGAS PROPANE PARTS &
                                    SERVICE, INC.

                                    By:
                                        ----------------------------------------
                                    Name: Martha B. Lindsay
                                    Title: Vice President Finance and Chief
                                           Financial Officer

                                    AMERIGAS EAGLE PROPANE, INC.
                                    (FORMERLY COLUMBIA PROPANE
                                    CORPORATION)

                                    By:
                                        ----------------------------------------
                                    Name: Martha B. Lindsay
                                    Title: Vice President Finance and Chief
                                           Financial Officer

                                    AMERIGAS EAGLE HOLDINGS, INC.
                                    (FORMERLY CP HOLDINGS, INC.)

                                    By:
                                        ----------------------------------------
                                    Name: Martha B. Lindsay
                                    Title: Vice President Finance and Chief
                                           Financial Officer

                                    WACHOVIA BANK NATIONAL
                                    ASSOCIATION, as Collateral Agent

                                    By:
                                        ----------------------------------------
                                    Name: Lawrence P. Sullivan
                                    Title: Director

                                    MELLON BANK, N.A.,
                                    as Cash Collateral Sub-Agent

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title: